UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2024

Compass Minerals International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31921	36-3972986
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
9900 West 109th Street
Suite 100
Overland Park, KS 66210
(Address of principal executive offices)
(913) 344-9200
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	CMP	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On March 5, 2024, Compass Minerals International, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.
Proposal 1 — The individuals listed below were elected by the Company’s stockholders to serve as directors of the Company until the next annual meeting of stockholders, or until a successor is duly elected and qualified or his or her earlier death, resignation or removal.

Director	For	Against	Abstain	Broker Non-Votes
Richard P. Dealy	32,286,633	1,660,450	118,687	3,428,044
Edward C. Dowling, Jr.	32,084,995	1,862,273	118,502	3,428,044
Vance O. Holtzman	30,520,783	3,416,004	128,983	3,428,044
Gareth T. Joyce	32,093,894	1,852,927	118,949	3,428,044
Melissa M. Miller	30,432,388	3,516,651	116,731	3,428,044
Joseph E. Reece	32,883,928	1,063,195	118,647	3,428,044
Shane T. Wagnon	31,798,714	2,147,391	119,665	3,428,044
Lori A. Walker	32,855,044	1,092,955	117,771	3,428,044
Proposal 2 — The Company’s stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission on January 29, 2024 (the “Proxy Statement”).

For	Against	Abstain	Broker Non-Votes
31,959,799	2,018,276	87,695	3,428,044
Proposal 3 — The Company’s stockholders approved an amendment to the Compass Minerals International, Inc. 2020 Incentive Award Plan, as set forth in the Proxy Statement.

For	Against	Abstain	Broker Non-Votes
31,763,035	2,083,483	219,252	3,428,044
Proposal 4 — The Company’s stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal 2024.

For	Against	Abstain	Broker Non-Votes
37,299,573	137,119	57,122	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPASS MINERALS INTERNATIONAL, INC.

Date: March 8, 2024	By:	/s/ Lorin Crenshaw
Name: Lorin Crenshaw
Title: Chief Financial Officer